Exhibit 13.2

Certification by the Chief Financial Officer Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

In connection with the annual report of ReneSola Ltd (the “Company”) on Form 20-F for the year ended December 31, 2008 initially filed with the Securities and Exchange Commission on June 10, 2009, as amended by Amendment No. 1 to Form 20-F filed on the date hereof (the “Report”), I, Charles Xiaoshu Bai, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 14, 2009

By:	/s/ Charles Xiaoshu Bai
Name:	Charles Xiaoshu Bai
Title:	Chief Financial Officer